                     PRUDENTIAL SMALL COMPANIES FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
               JANUARY 24, 1997 AS SUPPLEMENTED ON APRIL 18, 1997

    Prudential Small Companies Fund, Inc. (the Fund), is an open-end, diversified, management investment company whose objective is capital growth. The Fund intends to invest principally in a carefully selected portfolio of common stocks, generally stocks having prospects of a high return on equity, increasing earnings, increasing dividends (or an expectation of dividends), and price earnings ratios which are not excessive. The Fund's purchase and sale of put and call options and related short-term trading may result in a high portfolio turnover rate. These activities may be considered speculative and may result in higher risks and costs to the Fund. The Fund may also buy and sell stock index futures and may buy and sell options on stock indices pursuant to limits described herein. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies."

    The Fund's address is Gateway Center Three, Newark, New Jersey 07102, and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated January 24, 1997. A copy of the Prospectus may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                                CROSS-REFERENCE
                                                                  TO PAGE IN
                                                         PAGE     PROSPECTUS
                                                         ----   ---------------
General Information...................................   B-2             21
Investment Objective and Policies.....................   B-2              9
Investment Restrictions...............................   B-9             15
Directors and Officers................................   B-10            16
Manager...............................................   B-14            16
Distributor...........................................   B-15            16
Portfolio Transactions and Brokerage..................   B-18            18
Purchase and Redemption of Fund Shares................   B-19            22
Shareholder Investment Account........................   B-23            22
Net Asset Value.......................................   B-26            19
Performance Information...............................   B-27            19
Taxes.................................................   B-29            20
Custodian, Transfer and Dividend Disbursing Agent and
 Independent Accountants..............................   B-30            18
Financial Statements..................................   B-31            --
Report of Independent Accountants.....................   B-44            --
Appendix A -- General Investment Information..........   A-1             --
Appendix B -- Historical Performance Data.............   B-1             --
Appendix C -- Information Relating to The
 Prudential...........................................   C-1             --

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MF109B                                                                   444081A

                              GENERAL INFORMATION

    At a special meeting held on July 19, 1994, shareholders approved an amendment to the Fund's Articles of Incorporation to change the Fund's name from Prudential-Bache Growth Opportunity Fund, Inc. to Prudential Growth Opportunity Fund, Inc. By an amendment to the Fund's Articles of Incorporation filed with the Maryland Secretary of State on June 10, 1996, the Fund's name was changed from Prudential Growth Opportunity Fund, Inc., to Prudential Small Companies Fund, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is capital growth. It attempts to achieve such objective by investing principally in a carefully selected portfolio of common stocks. There can be no assurance that the Fund's investment objective will be achieved. See "How the Fund Invests--Investment Objective and Policies" in the Prospectus.

    The investment adviser believes that, in seeking to attain capital appreciation, it is important to attempt to minimize losses. Accordingly, the investment adviser will attempt to anticipate periods when stock prices generally decline. When, in the investment adviser's judgment, such a period is imminent, the Fund will take defensive measures, such as investing all or part of the Fund's assets in money market instruments during this period. The Fund may also engage in various derivatives transactions, such as the purchase and sale of options on stocks, stock indices and foreign currencies, forward foreign currency exchange contracts and futures contracts on stock indices and foreign currencies and options thereon to hedge its portfolio and to attempt to enhance return.

    The  Fund may invest without limit  in high quality money market instruments
(a) when conditions dictate a temporary defensive strategy, (b) until the proceeds from the sale of the Fund's shares have been invested or (c) during temporary periods of portfolio restructuring. Such instruments may include commercial paper of domestic corporations, certificates of deposit, repurchase agreements, bankers' acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the United States Government, its instrumentalities or its agencies.

LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDICES AND STOCK INDEX FUTURES

    CALL OPTIONS ON STOCK. The Fund may, from time to time, write call options on its portfolio securities. The Fund may only write call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration, upon conversion or exchange of other securities currently held in its portfolio. In addition, the Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If the Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to the Fund by the purchaser of the option is the "premium." The Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.

    The Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, the Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. The Fund may not purchase call options except in connection with a closing purchase transaction. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by the Fund for writing the option.

    Generally, the investment adviser intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities because the premiums received may offset to some extent the decline in the Fund's net asset value occasioned by such declines in market value. Except as part of the "sell discipline" described below, the investment adviser will generally not write listed covered call options when it anticipates that the market values of the Fund's portfolio securities will increase.

    One reason for the Fund to write call options is as part of a "sell discipline." If the investment adviser decides that a portfolio security would be overvalued and should be sold at a certain price higher than the current price, the Fund could write an option on the stock at the higher price. Should the stock subsequently reach that price and the option be exercised, the Fund would, in effect, have increased the selling price of that stock, which it would have sold at that price in any event, by the amount of the premium. In the event the market price of the stock declined and the option were not exercised, the premium would offset all or some portion of the decline. It is possible that the price of the stock could increase beyond the exercise price; in that event, the Fund would forego the opportunity to sell the stock at that higher price.

    In addition, call options may be used as part of a different strategy in connection with sales of portfolio securities. If, in the judgment of the investment adviser, the market price of a stock is overvalued and it should be sold, the Fund may elect to write a call option with an exercise price substantially below the current market price. As long as the value of the underlying security remains above the exercise price during the term of the option, the option will, in all probability, be exercised, in which case the Fund will be required to sell the stock at the exercise price. If the sum of the premium and the exercise price exceeds the market price of the stock at the time the call option is written, the Fund would, in effect, have increased the selling price of the stock. The Fund would not write a call option in these circumstances if the sum of the premium and the exercise price were less than the current market price of the stock.

    PUT OPTIONS ON STOCK. The Fund may also write listed put options. If the Fund writes a put option, it is obligated to purchase a given security at a specified price at any time during the term of the option.

    Writing listed put options is a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or, more importantly, because the investment adviser believes a more defensive and less fully invested position is desirable in light of market conditions. If the Fund wishes to invest its cash or reserves in a particular security at a price lower than current market value, it may write a put option on that security at an exercise price which reflects the lower price it is willing to pay. The buyer of the put option generally will not exercise the option unless the market price of the underlying security declines to a price near or below the exercise price. If the Fund writes a listed put, the price of the underlying stock declines and the option is exercised, the premium, net of transaction charges, will reduce the purchase price paid by the Fund for the stock. The price of the stock may decline by an amount in excess of the premium, in which event the Fund would have foregone an opportunity to purchase the stock at a lower price.

    If, prior to the exercise of a put option, the investment adviser determines that it no longer wishes to invest in the stock on which the put option had been written, the Fund may be able to effect a closing purchase transaction on an exchange by purchasing a put option of the same series as the one which it has previously written. The cost of effecting a closing purchase transaction may be greater than the premium received on writing the put option and there is no guarantee that a closing purchase transaction can be effected.

    At the time a put option is written, the Fund will be required to establish, and will maintain until the put is exercised or has expired, a segregated account with its custodian consisting of cash or other liquid, unencumbered assets, marked-to-market daily, equal in value to the amount the Fund will be obligated to pay upon exercise of the put option.

    STOCK INDEX OPTIONS. Except as described below, the Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, cash, other liquid, unencumbered assets, marked-to-market daily, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate or put into escrow with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are securities of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such securities will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 25% of the amount so segregated, pledged or escrowed. If at the close of business on any day the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate, escrow or pledge an amount in cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on the National Association of Securities Dealers Automated Quotation System against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid, unencumbered assets, marked-to-market daily, in a segregated account with its Custodian, it will not be subject to the requirements described in this paragraph.

    STOCK INDEX FUTURES. The Fund will engage in transactions in stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities which are held in the Fund's portfolio or which it intends to purchase. The Fund will engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. The Fund may not purchase or sell stock index futures if, immediately thereafter, more than one-third of its net assets would be hedged and, in addition, except as described above in the case of a call written and held on the same index, will write call options on indices or sell stock index futures only if the amount resulting from the multiplication of the then current level of the index (or indices) upon which the option or future contract(s) is based, the applicable multiplier(s), and the number of futures or options contracts which would be outstanding, would not exceed one-third of the value of the Fund's net assets. In instances involving the purchase of stock index futures contracts by the Fund, an amount of cash or other liquid, unencumbered assets, marked-to-market daily, having a value equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian, a futures commissions merchant, and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (the Investment Company Act), are exempt from the definition of "commodity pool operator," provided all of the Fund's commodity futures or commodity options transactions constitute BONA FIDE hedging transactions within the meaning of the CFTC's regulations. The Fund will use stock index futures and options on futures as described herein in a manner consistent with this requirement.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS. Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The Fund, and thus the investor, may lose money if the Fund is unsuccessful in its use of these strategies.

    RISKS OF OPTIONS ON INDICES. The Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on indices would be subject to the investment adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indices which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that such risk in connection with such transactions is no greater than such risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDICES. Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indices only under the circumstances described above under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indices and Stock Index Futures."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 20% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    ADDITIONAL RISKS OF PURCHASING OTC OPTIONS. In addition to those risks described in the Prospectus under "Investment Objectives and Policies -- Hedging and Return Enhancement Strategies -- Options Transactions," OTC Options are subject to certain additional risks. It is not possible to effect a closing transaction in OTC options in the same manner as listed options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the holder must agree to the termination of the OTC option and may be unable or unwilling to do so on terms acceptable to the writer. In any event, a cancellation, if agreed to, may require the writer to pay a premium to the counterparty. Although it does not eliminate counterparty risk, the Fund may be able to eliminate the market risk of an option it has written by writing or purchasing an offsetting position with the same or another counterparty. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively offset an existing position.

    OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933 and, as a result, are generally subject to substantial legal and contractual limitations on sale. As a result, there is no secondary market for OTC options and the SEC staff has taken the position that OTC options held by an investment company, as well as securities used to cover OTC options written by one, are illiquid securities, unless the Fund and its counterparty have provided for the Fund at its option to unwind the option. Such provisions ordinarily involve the payment by the Fund to the counterparty to compensate it for the economic loss caused by an early termination. In the absence of a negotiated unwind provision, the Fund may be unable to terminate its obligation under a written option or to enter into an offsetting transaction eliminating its market risk.

    There are currently legal and regulatory limitations on the Fund's purchase or sale of OTC options. These limitations are not fundamental policies of the Fund and the Fund's obligation to comply with them could be changed without approval of the Fund's shareholders in the event of modification or elimination of such laws or regulations in the future.

    There can be no assurance that the Fund's use of OTC options will be successful and the Fund may incur losses in connection with the purchase and sale of OTC options.

RISKS RELATED TO FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.

    The Fund may enter into forward foreign currency exchange contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will place cash, U.S. Government securities, equity securities or other liquid, unencumbered assets into a segregated account of the Fund (less the value of the covering positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contracts. The assets placed in the segregated account will be marked-to-market daily, and if the value of the securities placed in the segregated account declines, additional cash or other liquid, unencumbered assets will be placed in the account so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to such contract.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency and if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, then it would be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase).

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. It also should be recognized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into forward foreign currency exchange contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes."

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the prices of equity securities or a currency or group of currencies, the price of a futures contract may move more or less than the price of the equity securities or currencies being hedged. Therefore, a contract forecast of equity prices, currency rates, market trends or international political trends by the Manager or Subadviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market or an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that equity prices or the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, futures contracts are available on the Australian Dollar, British Pound, Canadian Dollar, French Franc, Japanese Yen, Swiss Franc, German Mark and Eurodollars.

    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exception is conditioned upon a requirement that all of the Fund's futures or options transactions constitute bona fide hedging transactions within the meaning of the Commodity Futures Trading Commission's (CFTC's) regulations. The Fund will use stock index futures and currency futures and options on futures in a manner consistent with this requirement. The Fund may also enter into futures or related options contracts for income enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidiation value of the Fund's total assets.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's Manager or Subadviser to predict correctly movements in the direction of markets and other factors affecting equity securities and currencies generally. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

ILLIQUID SECURITIES

    The Fund may not hold more than 15% of its net assets in repurchase agreements which have a maturity of longer than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market (either within or outside of the United States) or legal or contractual restrictions on resale. The Subadviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, INTER ALIA, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (I.E., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in shares of other investment companies. Generally, the Fund does not intend to invest more than 5% of its total assets in such securities. To the extent the Fund does invest in securities of other investment companies, shareholders may be subject to duplicate management and advisory fees.

PORTFOLIO TURNOVER

    The Fund anticipates that its annual portfolio turnover rate will not exceed 100% in normal circumstances. For the years ended September 30, 1995 and 1996, the Fund's portfolio turnover rate was 64% and 53%, respectively.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

    The Fund may not:

    (1) With respect to 75% of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities). It is the current policy (but not a fundamental policy) of the Fund not to invest more than 5% of the value of its total assets in securities of any one issuer.

    (2) Purchase more than 10% of the outstanding voting securities of any one issuer.

    (3) Invest more than 25% of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

    (4) Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

    (5) Purchase or sell commodities or commodity futures contracts, except that transactions in foreign currency financial futures contracts and forward contracts and related options are not considered to be transactions in commodities or commodity contracts.

    (6) Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

    (7) Purchase securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities or except in connection with a merger, consolidation, reorganization or acquisition of assets.

    (8) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of the total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. Secured borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of forward foreign currency exchange contracts and financial futures contracts and related options and collateral arrangements with respect to margins for financial futures contracts and with respect to options are not deemed to be the issuance of a senior security or a pledge of assets.

    (9) Make loans of money or securities, except by the purchase of debt obligations in which the Fund may invest consistently with its investment objective and policies or by investment in repurchase agreements.

    (10) Make short sales of securities except short sales against-the-box.

    (11) Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. (For the purpose of this restriction, the deposit or payment by the Fund of initial or maintenance margin in connection with financial futures contracts is not considered the purchase of a security on margin.)

    (12) Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in disposing of a portfolio security.

    (13) Invest for the purpose of exercising control or management of any other issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             DIRECTORS AND OFFICERS

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                 WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (72)            Director                        President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc.; Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; Director of The High
                                                                 Yield Income Fund, Inc.
Delayne Dedrick Gold (58)       Director                        Marketing and Management Consultant; Director of The High Yield
                                                                 Income Fund, Inc.
*Robert F. Gunia (50)           Director                        Comptroller (since May 1996) of Prudential Investments; Executive
                                                                 Vice President and Treasurer (since December 1996), Prudential
                                                                 Mutual Fund Management LLC (PMF); Senior Vice President (since
                                                                 March 1987) of Prudential Securities Incorporated (Prudential
                                                                 Securities); formerly Chief Administrative Officer (July
                                                                 1990-September 1996), Director (January 1989-September 1996);
                                                                 Executive Vice President, Treasurer and Chief Financial Officer
                                                                 (June 1987-September 1996) of Prudential Mutual Fund Management,
                                                                 Inc.; Vice President and Director of The Asia Pacific Fund, Inc.
                                                                 (since May 1989); Director of The High Yield Income Fund, Inc.
Donald D. Lennox (78)           Director                        Chairman (since February 1990) and Director (since April 1989) of
                                                                 International Imaging Materials, Inc. (thermal transfer ribbon manufacturer); Retired Chairman, Chief Executive Officer and
                                                                 Director of Schlegel Corporation (industrial manufacturing)
                                                                 (March 1987-February 1989); Director of Gleason Corporation,
                                                                 Personal Sound Technologies, Inc. and The High Yield Income
                                                                 Fund, Inc.
Douglas H. McCorkindale (57)    Director                        Vice Chairman, Gannett Co. Inc. (publishing and media) (since
                                                                 March 1984); Director of Gannett Co. Inc., Frontier Corporation
                                                                 and Continental Airlines, Inc.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                 WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
*Mendel A. Melzer CFA (35)      Director                        Chief Investment Officer (since October 1996) of Prudential
751 Broad St.                                                    Mutual Funds and Annuities; formerly Chief Financial Officer
Newark, NJ 07102                                                 (November 1995-September 1996) of Prudential Investments; Senior
                                                                 Vice President and Chief Financial Officer (April 1993-November
                                                                 1995) of Prudential Preferred Financial Services, Managing
                                                                 Director (April 1991-April 1993) of Prudential Investment
                                                                 Advisors and Senior Vice President (July 1989-April 1991) of
                                                                 Prudential Capital Corporation; Chairman and Director of
                                                                 Prudential Series Fund, Inc.; Director of The High Yield Income
                                                                 Fund, Inc.
Thomas T. Mooney (55)           Director                        President of the Greater Rochester Metro Chamber of Commerce;
                                                                 former Rochester City Manager; Trustee of Center for
                                                                 Governmental Research, Inc.; Director of Blue Cross of
                                                                 Rochester, Monroe County Water Authority, Rochester Jobs, Inc.,
                                                                 Executive Service Corps of Rochester, Monroe County Industrial
                                                                 Development Corporation, Northeast Midwest Institute, The
                                                                 Business Council of New York State, First Financial Fund, Inc.,
                                                                 The High Yield Income Fund, Inc. and The High Yield Plus Fund,
                                                                 Inc.
Stephen P. Munn (54)            Director                        Chairman (since January 1994), Director and President (since
                                                                 1988) and Chief Executive Officer (1988-December 1993) of
                                                                 Carlisle Companies Incorporated (manufacturer of industrial products).
*Richard A. Redeker (53)        President and Director          Employee of Prudential Investments; formerly President, Chief
751 Broad St.                                                    Executive Officer and Director (October 1993-September 1996),
Newark, NJ 07102                                                 Prudential Mutual Fund Management, Inc.; Executive Vice
                                                                 President, Director and Member of Operating Committee (October
                                                                 1993-September 1996), Prudential Securities. Director (October
                                                                 1993-September 1996) of Prudential Securities Group, Inc.,
                                                                 Executive Vice President, The Prudential Investment Corporation
                                                                 (January 1994-September 1996); Director (January 1994-September
                                                                 1996) of Prudential Mutual Fund Distributors, Inc. and
                                                                 Prudential Mutual Fund Services, Inc. and Senior Executive Vice
                                                                 President and Director of Kemper Financial Services, Inc.
                                                                 (September 1978-September 1993); President and Director of The
                                                                 High Yield Income Fund, Inc.
Robin B. Smith (57)             Director                        Chairman and Chief Executive Officer (since August 1996);
                                                                 formerly President and Chief Executive Officer (January
                                                                 1988-August 1996) and President and Chief Operating Officer
                                                                 (September 1981-December 1988) of Publishers Clearing House;
                                                                 Director of BellSouth Corporation, The Omnicom Group, Inc.,
                                                                 Texaco Inc., Springs Industries Inc. and Kmart Corporation.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)                 WITH FUND                                  DURING PAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Louis A. Weil, III (55)         Director                        Publisher and Chief Executive Officer (since January 1996) and
                                                                 Director (since September 1991) of Central Newspapers, Inc.;
                                                                 Chairman of the Board (since January 1996), Publisher and Chief
                                                                 Executive Officer (August 1991-December 1995) of Phoenix
                                                                 Newspapers, Inc.; formerly Publisher of Time Magazine (May
                                                                 1989-March 1991); formerly, President, Publisher and Chief
                                                                 Executive Officer of The Detroit News (February 1986-August
                                                                 1989); formerly member of the Advisory Board, Chase Manhattan
                                                                 Bank-Westchester; Director of The High Yield Income Fund, Inc.
Clay T. Whitehead (58)          Director                        President of National Exchange Inc. (new business development firm) (since May 1983).
Susan C. Cote (42)              Vice President                  Executive Vice President and Chief Financial Officer (since
                                                                 February 1997) of PMF; Managing Director, Prudential Investments
                                                                 and Vice President, PIC (February 1995-February 1997); Senior
                                                                 Vice President (January 1989-1995) of Prudential Mutual Fund
                                                                 Management, Inc.; Senior Vice President (January 1992-January
                                                                 1995) of Prudential Securities.
Thomas A. Early (42)            Vice President                  Executive Vice President, Secretary and General Counsel (since
                                                                 December 1996), PMF; Vice President and General Counsel (since
                                                                 March 1994), Prudential Retirement Services; formerly Associate
                                                                 General Counsel and Chief Financial Services Officer, Frank
                                                                 Russell Company (1988-1994).
S. Jane Rose (51)               Secretary                       Senior Vice President (since December 1996) of PMF; formerly
                                                                 Senior Vice President (January 1991-September 1996) and Senior
                                                                 Counsel (June 1987-September 1996) of Prudential Mutual Fund
                                                                 Management, Inc.; formerly Vice President and Associate General
                                                                 Counsel of Prudential Securities.
Eugene S. Stark (39)            Treasurer and Principal         First Vice President (since December 1996) of PMF; First Vice
                                 Financial and                   President (January 1990-September 1996) of Prudential Mutual
                                 Accounting Officer              Fund Management, Inc.
Marguerite E.H. Morrison (41)   Assistant Secretary             Vice President (since December 1996) of PMF; formerly Vice
                                                                 President and Associate General Counsel (June 1991-September
                                                                 1996) of Prudential Mutual Fund Management, Inc.; Vice President
                                                                 and Associate General Counsel of Prudential Securities.
Stephen M. Ungerman (43)        Assistant Treasurer             Tax Director (since March 1996) of Prudential Investments and the
                                                                 Private Asset Group of The Prudential Insurance Company of
                                                                 America (Prudential); formerly First Vice President of
                                                                 Prudential Mutual Fund Management, Inc. (February 1993-September
                                                                 1996); prior thereto, Senior Tax Manager of Price Waterhouse LLP
                                                                 (1981-January 1993).

------------
(1) Unless otherwise stated, the address is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street Newark, New Jersey 07102-4077.
 * "Interested" director, as defined in the Investment Company Act, by reason of his affiliation with Prudential Securities, Prudential or PMF.

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

    The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Lennox and Beach are scheduled to retire on December 31, 1997 and 1999, respectively.

    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund pays each of its Directors who is not an affiliated person of PMF annual compensation of $2,500, in addition to certain out-of-pocket expenses. The Chairman of the Audit Committee receives an additional $200 per year. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds upon which the Director will be asked to serve.

    Directors may receive their Director's fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fee which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Director's fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended September 30, 1996 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's board and that of all other funds managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below are listed all Directors who have served the Fund during its most recent fiscal year, as well as new Directors who took office after the shareholders meeting in October.

                               COMPENSATION TABLE

                                                                                                                    TOTAL
                                                                       PENSION OR                               COMPENSATION
                                                                       RETIREMENT                                 FROM FUND
                                                     AGGREGATE      BENEFITS ACCRUED      ESTIMATED ANNUAL        AND FUND
                                                   COMPENSATION      AS PART OF FUND        BENEFITS UPON       COMPLEX PAID
                NAME AND POSITION                    FROM FUND          EXPENSES             RETIREMENT         TO DIRECTORS
-------------------------------------------------  -------------  ---------------------  -------------------  -----------------
Edward D. Beach -- Director                               None               None                   N/A       $  166,000(21/39)*
Delayne Dedrick Gold -- Director                     $   6,200               None                   N/A          175,308(21/42)*
Robert F. Gunia -- Director+                              None               None                   N/A               --
Arthur Haupsburg -- Former Director                      6,000               None                   N/A           38,250(5/7)
Harry A. Jacobs, Jr. -- Former Director+                  None               None                   N/A               --
Donald D. Lennox -- Director                              None               None                   N/A           90,000(10/22)*
Douglas H. McCorkindale -- Director**                     None               None                   N/A           71,208(10/13)*
Mendel A. Melzer -- Director+                             None               None                   N/A               --
Thomas T. Mooney -- Director**                           6,000               None                   N/A          135,375(18/36)*
Stephen P. Munn -- Director                              6,000               None                   N/A           49,125(6/8)*
Richard A. Redeker -- Director+                           None               None                   N/A               --
Robin B. Smith -- Director**                              None               None                   N/A           89,957(11/20)*
Louis A. Weil, Ill -- Director                           6,000               None                   N/A           91,250(13/18)*
Clay T. Whitehead -- Director                             None               None                   N/A           38,292(5/7)*

--------------------------
 *Indicates number  of  funds/portfolios  in Fund  Complex  to  which  aggregate compensation relates.
** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996, includes amounts deferred at the election of Directors under the Funds' deferred compensation plans. Including accrued interest, total compensation amounted to $71,034, $139,869 and $109,294 for Douglas H. McCorkindale, Thomas T. Mooney and Robin B. Smith, respectively.
 + For the period  covered, Robert  F. Gunia, Mendel  A. Melzer  and Richard  A.
   Redeker, who are interested Directors, and Harry A. Jacobs, Jr., who is a former interested Director, did not receive compensation from the Fund or any other fund in the Fund Complex.

    As of November 3, 1996, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

    As of November 3, 1996, the only beneficial owner, directly or indirectly, of more than 5% of the outstanding shares of any class of beneficial interest was: Robert I. Orestein, P.O. Box 2009, Peck Slip Station, New York, NY, who held 10,528 Class C shares (8.1%).

    As of November 3, 1996, Prudential Securities was the record holder for other beneficial owners of 7,052,591 Class A shares (or 41% of the outstanding Class A shares), 18,605,128 Class B shares (or 70% of the outstanding Class B shares), 85,773 Class C shares (or 66% of the outstanding Class C shares), and as of February 28, 1997, 393,726 Class Z shares (or 7% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                    MANAGER

    The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, Newark, New Jersey 07102. PMF serves as manager to all of the other open-end management investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund Is Managed--Manager" in the Prospectus. As of March 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

    PMF, the Manager of the Fund, is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PMF, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, record keeping and management and administration services to qualified plans.

    Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

    For its services, PMF receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PMF, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PMF will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PMF will be paid by PMF to the Fund. No such reductions were required during the fiscal year ended September 30, 1996. No jurisdiction currently limits the Fund's expenses.

    In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PMF or the Fund's investment adviser;

    (b) all expenses incurred by PMF or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PMF and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution fees.

    The Management Agreement provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement was last approved by the Board of Directors of the Fund, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act on May 9, 1996 and by shareholders of the Fund on April 28, 1988.

    For the fiscal years ended September 30, 1996, 1995 and 1994, the Fund paid management fees to PMF of $4,336,587, $3,676,126 and $3,484,730 respectively.

    PMF has entered into the Subadvisory Agreement with PI (the Subadviser). The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PMF for the reasonable costs and expenses incurred by PI in furnishing those services. Investment advisory services are provided to the Fund by a unit of the Subadviser, known as Prudential Mutual Fund Investment Management.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 9, 1996, and by shareholders of the Fund on April 28, 1988.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PI upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

                                  DISTRIBUTOR

    Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of shares of the Fund.

    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), Prudential Securities (the Distributor) incurs the expense of distributing the Fund's Class A, Class B and

Class C shares. Prudential Securities also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are paid for or reimbursed by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

    Prior to January 22, 1990, the Fund offered only one class of shares (the then existing Class B shares). On October 6, 1989, the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Class A or Class B Plan or in any agreement related to either Plan (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on each Plan, adopted a new plan of distribution for the Class A shares of the Fund (the Class A Plan) and approved an amended and restated plan of distribution with respect to the Class B shares of the Fund (the Class B Plan). On February 8, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, approved modifications to the Fund's Class A and Class B Plans and Distribution Agreements to conform them to recent amendments to the National Association of Securities Dealers, Inc.
(NASD) maximum sales charge rule described below. As so modified, the Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. As so modified, the Class B Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (ii) up to.75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be used as reimbursement for distribution-related expenses with respect to the Class B shares. On May 3, 1993, the Board of Directors, including a majority of the Rule 12b-1 Directors, at a meeting called for the purpose of voting on each Plan, adopted a plan of distribution for the Class C shares of the Fund and approved further amendments to the plans of distribution for the Fund's Class A and Class B shares changing them from reimbursement type plans to compensation type plans. The Plans were last approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996. The Class A Plan, as amended, was approved by Class A and Class B shareholders, and the Class B Plan, as amended, was approved by Class B shareholders on July 19, 1994. The Class C Plan was approved by the sole shareholder of Class C shares on August 1, 1994.

    CLASS A PLAN. For the fiscal year ended September 30, 1996, PSI received payments of $557,727 under the Class A Plan. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended September 30, 1996, PSI also received approximately $287,200 in initial sales charges.

    CLASS B PLAN. For the fiscal year ended September 30, 1996, Prudential Securities received $3,556,358 from the Fund under the Class B Plan and spent approximately $2,425,800 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately $19,600 (0.8%) was spent on printing and mailing of prospectuses to other than current shareholders; $584,300 (24.1%) on compensation to Pruco Securities Corporation, an affiliated broker-dealer, for commissions to its representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred by it for distribution of Fund shares; and $1,821,900 (75.1%) on the aggregate of (i) payments of commissions and account servicing fees to financial advisers ($769,400 or 31.7%) and (ii) an allocation on account of overhead and other branch office distribution-related expenses ($1,052,500 or 43.4%). The term "overhead and other branch office
distribution-related  expenses"  represents  (a)   the  expenses  of   operating
Prudential Securities' branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other incidental expenses relating to branch promotion of Fund shares.

    Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended September 30, 1996, Prudential Securities received approximately $775,100 in contingent deferred sales charges.

    CLASS C PLAN. For the fiscal year ended September 30, 1996, Prudential Securities received $27,862 from the Fund under the Class C Plan and spent approximately $18,200 in distributing Class C shares. Prudential Securities also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus. For the fiscal year ended September 30, 1996, Prudential Securities received approximately $1,300 in contingent deferred sales charges.

    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Rule 12b-1 Directors, cast in person at a meeting called for the purpose of voting on such continuance. The Plans may each be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class on not more than 30 days' written notice to any other party to the Plans. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify Prudential Securities to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended. The amended Distribution Agreement was approved by the Board of Directors, including a majority of the Rule 12b-1 Directors, on May 9, 1996.

    On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through
December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of $5,000,000 in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

    On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

    On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director will also serve as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities shall report any allegations or instances of criminal conduct and material improprieties to the new director. The new director will submit compliance reports which shall identify all such allegations or instances of criminal conduct and material improprieties every three months for a three-year period.

    NASD MAXIMUM SALES CHARGE RULE. Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

    The Manager is responsible for decisions to buy and sell securities, options on securities and futures contracts for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section, the term "Manager" includes the "Subadviser." Purchases and sales of securities or futures contracts on a securities exchange or board of trade are effected through brokers or futures commission merchants who charge a commission for their services. Orders may be directed to any broker or futures commission merchant, including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Fund will not deal with Prudential Securities in any transaction in which Prudential Securities acts as principal. Thus it will not deal in over-the-counter securities with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of the Fund's order.

    In placing orders for portfolio securities or futures contracts of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Manager will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Manager in providing investment management for the Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the broker, dealer or futures commission merchant in the light of generally prevailing rates. The Manager's policy is to pay higher commissions to brokers, other than Prudential Securities, for particular transactions than might be charged if a different broker had been selected, on occasions when, in the Manager's opinion, this policy furthers the objective of obtaining best price and execution. In addition, the Manager is authorized to pay higher commissions on brokerage transactions for the Fund to brokers, dealers or futures commission merchants other than Prudential Securities in order to secure research and investment services described above, subject to review by the Fund's Board of Directors from time to time as to the extent and continuation of this practice. The allocation of orders among brokers, dealers and futures commission merchants and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities (or any affiliate), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the SEC. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, the Manager may use Prudential Securities as a broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or futures commission merchants in connection with comparable transactions involving similar securities or futures being purchased or sold on a securities or commodities exchange during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the noninterested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.

    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may  be affected  by  options written  or held  by  the Manager  and  other
investment   advisory  clients  of  the  Manager.  An  exchange  may  order  the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The table presented below shows certain information regarding the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the three-year period ended September 30, 1996.

                                            FISCAL YEAR ENDED SEPTEMBER 30,
                                              1996        1995        1994
                                            --------    --------    --------
Total brokerage commissions paid by the
 Fund...................................    $954,560    $1,055,207  $1,222,849
Total brokerage commissions paid to
 Prudential Securities..................    $  0        $  0        $ 11,325
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................       0%          0%           0.93%

    The Fund did not effect any transactions through Prudential Securities during the fiscal year ended September 30, 1996. Of the total brokerage commissions paid by the Fund for the fiscal year ended September 30, 1996, $777,243 (74% of gross brokerage transactions) was paid to firms which provided research, statistical or other services provided to PMF. PMF has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other service.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (i) at the time of purchase (Class A shares) or
(ii) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "Shareholder Guide--How to Buy Shares of the Fund" in the Prospectus.

    Each class represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service expenses (with the exception of Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege and (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "Distributor" and "Shareholder Investment Account--Exchange Privilege."

SPECIMEN PRICE MAKE-UP

    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales charge of 5% and Class B*, Class C* and Class Z shares are sold at net asset value. Using the Fund's net asset value at September 30, 1996, the maximum offering price of the Fund's shares is as follows:

CLASS A
Net asset value and redemption price per Class A share...................  $   15.30
Maximum sales charge (5% of offering price)..............................        .81
                                                                           ---------
Offering price to public.................................................  $   16.11
                                                                           ---------
                                                                           ---------
CLASS B
Net asset value, offering price and redemption price per Class B
 share*..................................................................  $   14.49
                                                                           ---------
                                                                           ---------
CLASS C
Net asset value, offering price and redemption price per Class C
 share*..................................................................  $   14.49
                                                                           ---------
                                                                           ---------
CLASS Z
Net asset value, offering price and redemption price per Class Z share...  $   15.32
                                                                           ---------
                                                                           ---------

        --------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES--CLASS A SHARES

    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See the table of breakpoints under "Shareholder Guide--Alternative Purchase Plan" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    (a) an individual;

    (b) the individual's spouse, their children and their parents;

    (c) the individual's and spouse's Individual Retirement Account (IRA);

    (d) any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (e) a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children;

    (f) a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; and

    (g) one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase

Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day. See "How the Fund Values its Shares" in the Prospectus. The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at net asset value by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).

    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent and through Prudential Securities will not be aggregated to determine the reduced sales charge. All shares must be held either directly with the Transfer Agent or through Prudential Securities.

    A Letter of Intent, permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or, in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

WAIVER OF THE CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

    The Contingent Deferred Sales Charge is waived under circumstances described in the Prospectus. See "Shareholder Guide--How to Sell Your Shares--Waiver of Contingent Deferred Sales Charges--Class B Shares" in the Prospectus. In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                       REQUIRED DOCUMENTATION
Death                                    A  copy of the  shareholder's death certificate or,
                                         in the case  of a  trust, a copy  of the  grantor's
                                         death   certificate,  plus  a  copy  of  the  trust
                                         agreement identifying the grantor.
Disability  -  An  individual  will  be  A  copy of the Social Security Administration award
considered disabled  if  he or  she  is  letter   or  a  letter  from  a  physician  on  the
unable to  engage  in  any  substantial  physician's letterhead stating that the shareholder
gainful   activity  by  reason  of  any  (or, in  the  case  of a  trust,  the  grantor)  is
medically   determinable   physical  or  permanently disabled. The letter must also indicate mental impairment which can be expected  the date of disability.
to  result  in  death   or  to  be   of
long-continued and indefinite duration.
Distribution  from  an  IRA  or  403(b)  A copy of the distribution form from the  custodial
Custodial Account                        firm  indicating  (i)  the  date  of  birth  of the
                                         shareholder and (ii) that  the shareholder is  over
                                         age    59    1/2   and    is   taking    a   normal
                                         distribution--signed by the shareholder.
Distribution from Retirement Plan        A letter signed  by the plan  administrator/trustee
                                         indicating the reason for the distribution.
Excess Contributions                     A  letter from the shareholder  (for an IRA) or the
                                         plan administrator/ trustee  on company  letterhead
                                         indicating  the amount of the excess and whether or
                                         not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

QUANTITY DISCOUNT--CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994

    The CDSC is reduced on redemptions of Class B shares of the Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchased $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:

                               CONTINGENT DEFERRED SALES CHARGE
                             AS A PERCENTAGE OF DOLLARS INVESTED
                                    OR REDEMPTION PROCEEDS
   YEAR SINCE PURCHASE     ----------------------------------------
      PAYMENT MADE         $500,001 TO $1 MILLION   OVER $1 MILLION
-------------------------  ----------------------   ---------------
First....................           3.0%                   2.0%
Second...................           2.0%                   1.0%
Third....................           1.0%                   0%
Fourth and thereafter....           0%                     0%

    You must notify the Fund's Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to the shareholders the following privileges and plans.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund. An investor may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the dealer. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any contingent deferred sales charge paid in connection with the amount of proceeds being reinvested.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential Mutual Funds, the Exchange Privilege is available for those funds eligible for investment in the particular program.

    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the Exchange Privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the Exchange Privilege.

    The following  money  market  funds  participate in  the  Class  A  Exchange
Privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc.
       Prudential Tax-Free Money Fund, Inc.

    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the

Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.

    Class B and Class C shares of the Fund may also be exchanged for shares of Prudential Special Money Market Fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated by excluding the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                                 $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years..........................................................   $     110    $     165    $     220    $     275
20 Years..........................................................         176          264          352          440
15 Years..........................................................         296          444          592          740
10 Years..........................................................         555          833        1,110        1,388
 5 Years..........................................................       1,371        2,057        2,742        3,428
See "Automatic Savings Accumulation Plan."

------------------------
    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board.
    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

    Under ASAP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or Prudential Securities account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Share certificates are not issued to ASAP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. See "Shareholder Guide-- How to Sell Your Shares--Contingent Deferred Sales Charges" in the Prospectus.

    In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan. See "Shareholder Investment Account-- Automatic Reinvestment of Dividends and/or Distributions."

    Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charge applicable to (i) the purchase of Class A shares and (ii) the withdrawal of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-sheltered accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from Prudential Securities or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

          TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS              PERSONAL
MADE OVER:                 SAVINGS       IRA
------------------------  ----------  ----------
10 years................  $   26,165  $   31,291
15 years................      44,675      58,649
20 years................      68,109      98,846
25 years................      97,780     157,909
30 years................     135,346     244,692
------------------------
  (1) The chart  is for illustrative  purposes only and  does not represent  the performance  of the  Fund or  any specific  investment. It  shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, E.G., to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as a part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their Prudential Securities Financial Advisor or Prudential/Pruco Securities Representative concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sales price on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, as provided by a pricing service. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sales prices as of the close of the commodities exchange or board of trade. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

    Securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of 60 days or more, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time.

    Net asset value is calculated separately for each class. The net asset value of Class B and Class C shares will generally be lower than the net asset value of Class A or Class Z shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. It is expected however that the net asset value per share of the four classes will tend to converge immediately after the recording of dividends, (if any), which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Average annual total return is computed according to the following formula:

                         P(1+T)to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.
       T = average annual total return.
       n = number of years.
       ERV = Ending Redeemable Value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.

    The average annual total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended September 30, 1996 was 7.71%, 15.08% and 14.32%, respectively. The average annual total return for Class B shares for the one, five, ten year and since inception (November 13, 1980) periods ended on September 30, 1996 was 7.56%, 15.25%, 12.78% and 12.14%,
respectively. The average annual total return for Class C shares for the one year and since inception period (August 1, 1994) ended September 30, 1996 was 11.56% and 17.63%, respectively. The Class Z average annual return from March 1, 1996 to September 30, 1996 is 11.91% (not annualized).

    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares. See "How the Fund Calculates Performance" in the Prospectus.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.
           ERV = Ending Redeemable Value at the end of the 1, 5, or 10 year periods (or fractional portion thereof) of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.

    The aggregate total return for Class A shares for the one year, five year and since inception (January 22, 1990) periods ended on September 30, 1996 was 13.38%, 112.54% and 157.61%, respectively. The aggregate total return for Class B shares for the one, five, ten year and since inception (November 13, 1980) periods ended on September 30, 1996 was 12.56%,

104.37%, 233.20% and 517.09%, respectively. The aggregate total return for Class C shares for the one year and since inception period (August 1, 1994) ended September 30, 1996 was 12.56% and 42.13%, respectively. The Class Z aggregate total return from March 1, 1996 to September 30, 1996 is 11.91% (not annualized).

    YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where: a=dividends and interest earned during the period.
     b=expenses accrued for the period (net of reimbursements).
     c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d=the maximum offering price per share on the last day of the period.

    Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.

    From time to time, the performance of the Fund may be measured against various indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                PERFORMANCE
                   Comparison of
                       Different
            Types of Investments
              Over the Long Term
                 (1/192612/1994)
                                       Long-Term Govt.
                   Common Stocks                 Bonds  Inflation
                           10.2%                  4.8%       3.1%

------------
(1)Source: Ibbotson Associates STOCKS, BONDS, BILLS AND INFLATION--1995 YEARBOOK
           (annually updates the work of Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. Common stock returns are based on the Standard and Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                                     TAXES

    The Fund expects to pay dividends of net investment income, if any, semi-annually. The Board of Directors of the Fund will determine at least once a year whether to distribute any net long-term capital gains in excess of any net short-term capital losses. In determining amounts of capital gains to be distributed, any capital loss carryforwards from prior years will offset capital gains. Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the shareholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash.

    The Fund  is  qualified and  intends  to  remain qualified  as  a  regulated investment company under Subchapter M of the Internal Revenue Code. Qualification as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) at least 90% of the Fund's annual gross income (without offset for losses from the sale or other disposition of securities or foreign currencies) be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies and certain financial futures, options and forward contracts; (b) the Fund derive less than 30% of its gross income from gains (without offset for losses) from the sale or other disposition of securities, options thereon, futures contracts and options thereon, forward contracts and currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in securities);
(c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities); and (d) the Fund distributes to its shareholders at least 90% of its net investment income and net short-term gains (I.E., the excess of net short-term capital gains over net long-term capital losses) in each year. A 4% nondeductible excise tax will be imposed on the Fund to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. For this purpose, any income or gain retained by the Fund which is subject to tax will be considered to have been distributed by year-end. In addition, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in such prior year. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year. (The Fund intends to make timely distributions of the Fund's income in compliance with these requirements. As a result, it is expected that the Fund will not be subjected to the excise tax.) Dividends paid by the Fund will not be eligible for the dividends received deduction applicable to corporate shareholders.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

    Certain futures contracts and certain listed options held by the Fund will be required to be "marked to market" for federal income tax purposes, I.E., treated as having been sold at their fair market value on the last day of the Fund's taxable year (referred to as Section 1256 Contracts). 60% of any gain or loss recognized on actual or deemed sales of such Section 1256 Contracts will be treated as long-term capital gain or loss, and 40% of such gain or loss will be treated as short-term capital gain or loss. Under the "straddle" rules, the Fund may be required to defer the recognition of losses on securities and options and futures contracts to the extent of any unrecognized gain on offsetting positions held by the Fund. In addition, the Fund's holding period in any position held as a part of a straddle may be reduced, and the Fund's ability to acquire or hold such positions may therefore be limited by the 30% of gross income test described above. Other special rules may apply to positions held as part of a straddle; in particular, the deductibility of interest or other charges incurred to purchase or carry such positions will be subject to limitations.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend or distribution will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    The per share dividends on Class B and Class C shares, if any, will be lower than the per share dividends on Class A or Class Z shares as a result of the higher distribution-related fee applicable with the Class B and Class C shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Prior to purchasing shares of the Fund, therefore, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Dividends and distributions may also be subject to state and local taxes.

    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, the Fund's investments in PFICs may subject the Fund to federal income taxes on certain income and gains realized by the Fund. Under proposed Treasury regulations, the Fund would be able to avoid such taxes and interest by electing to "mark-to-market" its investments in PFICs (I.E., treat them as sold for fair market value at the end of the year).

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                          AND INDEPENDENT ACCOUNTANTS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. See "How the Fund Is Managed--Custodian and Transfer and Dividend Disbursing Agent" in the Prospectus.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Dividend Disbursing Agent of the Fund. It is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including, but not limited to, postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended September 30, 1996, the Fund incurred fees of approximately $978,000 for the services of PMFS.

    Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity examines the Fund's annual financial statements.

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 1996                   PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

SHARES              DESCRIPTION                                   VALUE (NOTE 1)
--------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--87.4%
COMMON STOCKS--87.0%
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.0%

   147,800          Precision Castparts Corp.                       $  7,168,300
--------------------------------------------------------------------------------
AUTOMOTIVE--1.1%

    49,800          Dura Automotive Systems, Inc. (a)                    927,525
   238,200          Strattec Security Corp. (a)                        3,453,900
   169,800          Walbro Corp.                                       3,226,200
                                                                    ------------
                                                                       7,607,625
--------------------------------------------------------------------------------
CHEMICALS--1.0%
   331,900          Agrium, Inc. (Canada)                              4,506,580
   225,400          Spartech Corp.                                     2,169,475
                                                                    ------------
                                                                       6,676,055
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.7%
   146,100          Black Box Corp. (a)                                4,821,300
--------------------------------------------------------------------------------
COMPUTER HARDWARE--0.5%
    83,700          Western Digital Corp. (a)                          3,358,463
--------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--0.6%
    10,900          Software Spectrum, Inc. (a)                          327,000
    49,800          Sterling Software, Inc. (a)                        3,803,475
                                                                    ------------
                                                                       4,130,475
--------------------------------------------------------------------------------
CONSUMER SERVICES--0.9%
   117,700          Pittston Brink's Group                             3,692,837
    84,750          Regis Corp.                                        2,203,500
     4,100          Right Management Consultants, Inc. (a)                99,425
                                                                    ------------
                                                                       5,995,762
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING--2.5%
   208,400          ACX Technologies, Inc. (a)                         3,620,950
   360,200          Applied Extrusion Technologies (a)                 3,286,825
   143,900          Ball Corp.                                         3,525,550
   429,800          U.S. Can Corp. (a)                                 6,930,525
                                                                    ------------
                                                                      17,363,850
--------------------------------------------------------------------------------
COSMETICS & SOAPS--0.5%
    71,500          Block Drug Co., Inc. Cl. A                         3,208,563
--------------------------------------------------------------------------------
DRUGS & MEDICAL SUPPLIES--0.5%
   442,681          Healthdyne, Inc. (a)                               3,707,453
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES--0.4%
   113,000          TNP Enterprises, Inc.                              2,796,750
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.4%
   230,900          Belden, Inc.                                       6,696,100
   263,200          Woodhead Industries, Inc.                          3,322,900
                                                                    ------------
                                                                      10,019,000
--------------------------------------------------------------------------------
ELECTRONICS--10.5%
   234,100          Augat, Inc.                                        4,974,625
   209,500          Berg Electronics Corp. (a)                         5,708,875
   216,600          Burr-Brown Corp. (a)                               4,332,000
   281,100          Continental Circuits Corp. (a)                     3,302,925
   233,900          ITI Technologies, Inc. (a)                         8,244,975
    63,300          Kemet Corp. (a)                                    1,273,913
   472,700          Marshall Industries (a)                           14,240,087
   817,800          Methode Eletronics, Inc. Cl. A                    15,231,525
   570,900          Pioneer Standard Electronics, Inc.                 6,422,625
   266,000          Wyle Electronics                                   8,545,250
                                                                   -------------
                                                                      72,276,800
--------------------------------------------------------------------------------
ENGINEERING & CONSTRUCTION--0.6%
   144,900          Baker (Michael) Corp. (a)                            724,500
    92,000          Valmont Industries, Inc.                           3,139,500
                                                                   -------------
                                                                       3,864,000
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                          B-31

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 1996                   PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

SHARES              DESCRIPTION                                   VALUE (NOTE 1)
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES--0.5%
   248,270          BHA Group, Inc. Cl. A                           $  3,599,915
--------------------------------------------------------------------------------
FINANCIAL SERVICES--5.0%
    71,000          Banctec, Inc. (a)                                  1,482,125
   146,500          Capital Re Corp.                                   5,567,000
   157,100          Enhance Financial Services Group, Inc.             5,184,300
   237,900          Financial Security Assurance Holdings, Ltd.        7,018,050
   233,900          Finova Group, Inc.                                14,034,000
    64,100          McDonald & Co. Investments, Inc.                   1,554,425
                                                                   -------------
                                                                      34,839,900
--------------------------------------------------------------------------------
FOOD & BEVERAGE--0.7%
 495,600            Michaels Foods, Inc.                               5,141,850
--------------------------------------------------------------------------------
FOOD DISTRIBUTION--2.5%
   400,700          JP Foodservice, Inc. (a)                           9,516,625
   136,400          Riser Foods, Inc.                                  3,546,400
   295,300          Rykoff-Sexton, Inc.                                4,244,937
                                                                   -------------
                                                                      17,307,962
--------------------------------------------------------------------------------
FOOD/DRUG RETAIL--2.3%
   325,400          Eckerd Corp. (a)                                   9,111,200
   353,400          Thrifty Payless Holdings, Inc. Cl. B               6,582,075
                                                                    ------------
                                                                      15,693,275
--------------------------------------------------------------------------------
FOREST PRODUCTS--0.3%
    91,950          Wausau Paper Mills Co.                             1,770,038
--------------------------------------------------------------------------------
FURNITURE--0.8%
   367,900          Furniture Brands International, Inc. (a)           5,380,538
--------------------------------------------------------------------------------
GAS DISTRIBUTION--0.8%
   152,614          KN Energy, Inc.                                    5,379,644
--------------------------------------------------------------------------------
HOSPITAL MANAGEMENT--2.8%
   197,600          Physician Corp. of America (a)                     2,395,900
   235,200          Sierra Health Services, Inc. (a)                   8,085,000
   335,200          Universal Health Services, Inc. Cl. B (a)          9,134,200
                                                                    ------------
                                                                      19,615,100
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--2.3%
   328,900          Libbey, Inc.                                       8,674,737
   311,900          Premark International, Inc.                        5,887,113
    48,000          The Rival Co.                                      1,056,000
                                                                   -------------
                                                                      15,617,850
--------------------------------------------------------------------------------
HOUSING RELATED--0.4%
   560,050          Fedders Corp. Cl. A                                2,870,256
--------------------------------------------------------------------------------
INSURANCE--4.5%
   135,700          Allied Group, Inc.                                 5,224,450
   130,800          Allmerica Financial Corp.                          4,251,000
   299,000          AmVestors Financial Corp.                          4,260,750
   115,900          Equitable of Iowa Companies (a)                    4,809,850
   253,400          Philadelphia Consolidated Holding Corp. (a)        5,384,750
   266,500          Poe & Brown, Inc.                                  6,396,000
    17,400          Security-Connecticut Life Insurance Co.              545,925
                                                                    ------------
                                                                      30,872,725
--------------------------------------------------------------------------------
LEISURE--0.7%
   177,600          WMS Industries Inc.                                4,795,200
--------------------------------------------------------------------------------
LODGING/GAMING--0.8%
   388,500          Red Roof Inns, Inc. (a)                            5,293,313
--------------------------------------------------------------------------------
MACHINERY--4.1%
   181,700          Allied Products Corp.                              4,542,500
   231,200          Blount International, Inc. Cl. A                   7,774,100
   226,700          Measurex Corp.                                     5,979,212
   285,200          Pfeiffer Vacuum Technology AG (a)                  4,384,950
   116,100          Roper Industries                                   5,485,725
                                                                    ------------
                                                                      28,166,487
--------------------------------------------------------------------------------

B-32                                          See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 1996                   PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

SHARES              DESCRIPTION                                   VALUE (NOTE 1)
--------------------------------------------------------------------------------
MEDIA--1.9%
     4,000          Central Newspapers, Inc. Cl. A                  $    152,500
   516,400          Century Communications Corp. Cl. A (a)             3,873,000
   330,000          Granite Broadcasting Corp. (a)                     4,702,500
   166,300          TCA Cable TV, Inc.                                 4,282,225
                                                                    ------------
                                                                      13,010,225
--------------------------------------------------------------------------------
METALS-NON FERROUS--1.3%
   392,900          Brush Wellman, Inc.                                7,563,325
    89,500          Chase Brass Industries, Inc. (a)                   1,555,062
                                                                    ------------
                                                                       9,118,387
--------------------------------------------------------------------------------
MISCELLANEOUS INDUSTRIAL--9.9%
    77,000          Apogee Enterprises Inc.                            2,695,000
   362,725          Bearings, Inc.                                    10,246,981
   107,400          Carlisle Companies, Inc.                           5,960,700
   244,100          Figgie International, Inc. Cl. A (a)               3,280,094
   185,800          Graco, Inc.                                        3,483,750
   142,000          Greenfield Industries, Inc.                        3,408,000
   250,000          Jason, Inc. (a)(b) (cost $2,200,000;
                    purchase date-1/21/94)                             1,870,313
   212,182          Mark IV Industries, Inc.                           4,614,958
   215,100          Penn Engineering & Manufacturing Corp.             3,764,250
   230,100          Pentair, Inc.                                      6,097,650
   422,100          Regal Beloit Corp.                                 7,017,412
    89,000          Robbins & Myers, Inc.                              2,013,625
   242,600          Rofin Sinar Technologies, Inc. (a)                 2,638,275
   116,800          Standex International Corp.                        3,504,000
   381,400          United Dominion Industries, Ltd. (Canada)          7,628,000
                                                                    ------------
                                                                      68,223,008
--------------------------------------------------------------------------------
NURSING HOMES--0.9%
   314,900          GranCare, Inc. (a)                                 6,061,825
--------------------------------------------------------------------------------
OIL & GAS EXPLORATION/PRODUCTION--3.9%
   168,800          Mitchell Energy & Development Corp. Class A        3,186,100
   306,850          Mitchell Energy & Development Corp. Class B        6,021,931
   122,100          Newpark Resources, Inc. (a)                        4,441,388
   179,800          Parker & Parsley Petroleum Co.                     4,697,275
   181,900          Santa Fe Energy Resources, Inc.(a)                 2,592,075
   196,700          Vintage Petroleum, Inc.                            5,778,062
                                                                    ------------
                                                                      26,716,831
--------------------------------------------------------------------------------
PRINTING--0.5%
   279,700          Big Flower Press Holdings, Inc. (a)                3,531,213
--------------------------------------------------------------------------------
RAILROADS--2.0%
   219,400          Kansas City Southern Industries, Inc.              9,379,350
    48,800          Tranz Rail Holdings Ltd. (a)                         707,600
   173,800          Varlen Corp.                                       3,877,912
                                                                    ------------
                                                                      13,964,862
--------------------------------------------------------------------------------
REGIONAL BANKS--0.8%
   199,000          Community First Bankshares, Inc.                   4,676,500
    18,200          Interwest Bancorp, Inc.                              536,900
                                                                    ------------
                                                                       5,213,400
--------------------------------------------------------------------------------
RETAIL--0.8%
   250,900          Waban, Inc. (a)                                    5,739,338
--------------------------------------------------------------------------------
SAVINGS & LOANS--1.9%
   195,600          Astoria Financial Corp.                            5,672,400
   106,400          Downey Financial Corp.                             2,686,600
   184,000          RCSB Financial, Inc.                               4,922,000
                                                                    ------------
                                                                      13,281,000
--------------------------------------------------------------------------------
SPECIALTY CHEMICALS--3.4%
   224,000          Cabot Corp.                                        6,244,000
   149,600          Cambrex Corp.                                      5,067,700
   379,000          Lilly Industries, Inc. Cl. A                       6,300,875
   247,500          Rogers Corp. (a)                                   6,094,687
                                                                    ------------
                                                                      23,707,262
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                          B-33

PORTFOLIO OF INVESTMENTS
AS OF SEPTEMBER 30, 1996                   PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

SHARES              DESCRIPTION                                   VALUE (NOTE 1)
--------------------------------------------------------------------------------
STEEL - PRODUCERS--1.8%
   182,800          Huntco, Inc. Cl. A                              $  3,244,700
   349,000          Quanex Corp.                                       9,379,375
                                                                    ------------
                                                                      12,624,075
--------------------------------------------------------------------------------
TRANSPORTATION--0.8%
   162,700          Trinity Industries, Inc.                           5,430,113
--------------------------------------------------------------------------------
TRANSPORTATION-ROAD & RAIL--1.1%
   404,750          Pittston Burlington Group. (a)                     7,336,094
--------------------------------------------------------------------------------
TRUCKING & SHIPPING--5.3%
   239,950          Air Express International Corp.                    6,778,587
   228,000          Expeditors International of Washington, Inc.       8,037,000
   130,200          GATX Capital Corp. (a)                             6,086,850
   381,200          Harper Group, Inc.                                 7,814,600
   361,700          Interpool, Inc.                                    7,595,700
                                                                    ------------
                                                                      36,312,737
                                                                    ------------
                    Total common stocks
                      (cost $495,041,491)                            599,608,819
                                                                    ------------
                                                                    ------------

PRINCIPAL
AMOUNT
(000)               DESCRIPTION                                   VALUE (NOTE 1)
--------------------------------------------------------------------------------
CORPORATE BOND--0.4%
  $  2,679          Robbins & Myers, Inc.,
                      Convertible, 6.50%, 9/1/03
                      (Misc. Industrial) (cost $2,679,000)          $  2,729,231
                                                                    ------------
                    Total long-term investments
                      (cost $497,720,491)                            602,338,050
                                                                    ------------
SHORT-TERM INVESTMENT--13.5%
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
    92,840          Joint Repurchase Agreement Account,
                      5.72%, 10/1/96
                      (cost $92,840,000; Note 5)                      92,840,000
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.9%
                    (cost $590,560,491; Note 4)                      695,178,050
                    Liabilities in excess of other
                      assets--(0.9%)                                 (6,172,670)
                                                                    ------------
                    Net Assets--100%                                $689,005,380
                                                                    ------------
                                                                    ------------
--------------------
(a) Non-income producing security.
(b) Private placement restricted as to resale; includes registration rights under which the Fund may demand registration by the issuer.
--------------------------------------------------------------------------------
B-34                                          See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES        PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------


ASSETS                                                        SEPTEMBER 30, 1996
                                                              ------------------

Investments, at value (cost $590,560,491). . . . . . . . . . . .    $695,178,050
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          52,276
Receivable for investments sold. . . . . . . . . . . . . . . . .       4,562,867
Receivable for Fund shares sold. . . . . . . . . . . . . . . . .       1,045,876
Dividends and interest receivable. . . . . . . . . . . . . . . .         464,706
Deferred expenses and other assets . . . . . . . . . . . . . . .          17,675
                                                                    ------------
   Total assets. . . . . . . . . . . . . . . . . . . . . . . . .     701,321,450
                                                                    ------------

LIABILITIES
Payable for Fund shares reacquired . . . . . . . . . . . . . . .       7,605,082
Payable for investments purchased. . . . . . . . . . . . . . . .       3,618,734
Management fee payable . . . . . . . . . . . . . . . . . . . . .         384,683
Distribution fee payable . . . . . . . . . . . . . . . . . . . .         354,612
Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . .         352,959
                                                                    ------------

   Total liabilities . . . . . . . . . . . . . . . . . . . . . .      12,316,070
                                                                    ------------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . .    $689,005,380
                                                                    ------------
                                                                    ------------

Net assets were comprised of:
   Common stock, at par. . . . . . . . . . . . . . . . . . . . .    $    464,321
   Paid-in capital in excess of par. . . . . . . . . . . . . . .     490,638,478
                                                                    ------------
                                                                     491,102,799
   Accumulated net realized gain on investments. . . . . . . . .      93,285,022
   Net unrealized appreciation on investments. . . . . . . . . .     104,617,559
                                                                    ------------

Net assets, September 30, 1996 . . . . . . . . . . . . . . . . .    $689,005,380
                                                                    ------------
                                                                    ------------

Class A:
   Net asset value and redemption price per share
      ($237,305,703 / 15,511,493 shares of common
      stock issued and outstanding). . . . . . . . . . . . . . .          $15.30
   Maximum sales charge (5.0% of offering price) . . . . . . . .             .81
                                                                          ------
   Maximum offering price to public. . . . . . . . . . . . . . .          $16.11
                                                                          ------
                                                                          ------

Class B:
   Net asset value, offering price and redemption
     price per share ($378,861,340 / 26,149,425 shares
     of common stock issued and outstanding) . . . . . . . . . .          $14.49
                                                                          ------
                                                                          ------

Class C:
   Net asset value, offering price and redemption
     price per share ($4,322,587 / 298,351 shares
     of common stock issued and outstanding) . . . . . . . . . .          $14.49
                                                                          ------
                                                                          ------

Class Z:
   Net asset value, offering price and redemption
     price per share ($68,515,750 / 4,472,853 shares
     of common stock issued and outstanding) . . . . . . . . . .          $15.32
                                                                          ------
                                                                          ------

--------------------------------------------------------------------------------

See Notes to Financial Statements.                                          B-35

PRUDENTIAL SMALL COMPANIES FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                                   YEAR ENDED
NET INVESTMENT INCOME                                         SEPTEMBER 30, 1996
                                                              ------------------
Income
   Dividends (net of foreign withholding
      taxes of $20,133). . . . . . . . . . . . . . . . . . . . .    $  5,778,821
   Interest. . . . . . . . . . . . . . . . . . . . . . . . . . .       3,902,287
                                                                    ------------
      Total income . . . . . . . . . . . . . . . . . . . . . . .       9,681,108
                                                                    ------------

Expenses
   Management fee. . . . . . . . . . . . . . . . . . . . . . . .       4,336,587
   Distribution fee--Class A . . . . . . . . . . . . . . . . . .         557,727
   Distribution fee--Class B . . . . . . . . . . . . . . . . . .       3,556,358
   Distribution fee--Class C . . . . . . . . . . . . . . . . . .          27,862
   Transfer agent's fees and expenses. . . . . . . . . . . . . .       1,188,000
   Reports to shareholders . . . . . . . . . . . . . . . . . . .         250,000
   Custodian's fees and expenses . . . . . . . . . . . . . . . .         140,000
   Registration fees . . . . . . . . . . . . . . . . . . . . . .         101,000
   Audit fee . . . . . . . . . . . . . . . . . . . . . . . . . .          46,000
   Legal fees. . . . . . . . . . . . . . . . . . . . . . . . . .          30,000
   Directors' fees . . . . . . . . . . . . . . . . . . . . . . .          24,200
   Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . .           2,903
                                                                    ------------
      Total expenses . . . . . . . . . . . . . . . . . . . . . .      10,260,637
                                                                    ------------

Net investment loss. . . . . . . . . . . . . . . . . . . . . . .       (579,529)
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investment
   transactions. . . . . . . . . . . . . . . . . . . . . . . . .      96,387,630
Net change in unrealized appreciation of
   investments . . . . . . . . . . . . . . . . . . . . . . . . .    (17,952,802)
                                                                    ------------

Net gain on investments. . . . . . . . . . . . . . . . . . . . .      78,434,828
                                                                    ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . .    $ 77,855,299
                                                                    ------------
                                                                    ------------

PRUDENTIAL SMALL COMPANIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
INCREASE (DECREASE)                                     YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------
IN NET ASSETS                                            1996             1995
                                                     -----------    -----------
Operations
   Net investment loss . . . . . . . . . . . . . .   $  (579,529)   $(1,279,828)
   Net realized gain on investments. . . . . . . .    96,387,630     29,417,664
   Net change in unrealized appreciation
      of investments . . . . . . . . . . . . . . .   (17,952,802)    83,509,332
                                                     -----------    -----------
   Net increase in net assets
      resulting from operations. . . . . . . . . .    77,855,299    111,647,168
                                                     -----------    -----------
Net equalization credits . . . . . . . . . . . . .            --      1,510,164
                                                     -----------    -----------
Distributions from net realized
   capital gains (Note 1)
   Class A . . . . . . . . . . . . . . . . . . . .   (11,343,132)    (6,672,537)
   Class B . . . . . . . . . . . . . . . . . . . .   (17,645,142)   (28,252,159)
   Class C . . . . . . . . . . . . . . . . . . . .       (93,369)       (23,735)
                                                     -----------    -----------
                                                     (29,081,643)   (34,948,431)
                                                     -----------    -----------
Fund share transactions (net of
   conversion) (Note 6)
   Net proceeds from shares sold . . . . . . . . .   594,169,971    369,521,600
   Net asset value of shares
      issued in reinvestment of distributions. . .    27,854,955     33,299,692
   Cost of shares reacquired . . . . . . . . . . .  (587,442,637)  (404,229,931)
                                                     -----------    -----------
   Net increase (decrease) in net
      assets from Fund share transactions. . . . .    34,582,289     (1,408,639)
                                                     -----------    -----------
Total increase . . . . . . . . . . . . . . . . . .    83,355,945     76,800,262
NET ASSETS
Beginning of year. . . . . . . . . . . . . . . . .   605,649,435    528,849,173
                                                     -----------    -----------
End of year. . . . . . . . . . . . . . . . . . . .  $689,005,380   $605,649,435
                                                    ------------   ------------
                                                    ------------   ------------

--------------------------------------------------------------------------------

B-36                                          See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

Prudential Small Companies Fund, Inc., formerly Prudential Growth Opportunity Fund, Inc. (the "Fund"), is registered under the Investment Company Act of
1940 as a diversified, open-end management investment company. The investment objective of the Fund is to achieve capital growth, consistent with reasonable risk, by investing in a carefully selected portfolio of common stocks having prospects of a high return on equity, increasing earnings, increasing dividends and price-earnings ratios which are not excessive.
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATIONS: Investments traded on a national securities exchange are valued at the last reported sales price on the primary exchange on which they are traded. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

DIVIDENDS AND DISTRIBUTIONS: The Fund expects to pay dividends of net investment income, if any, semi-annually and make distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

EQUALIZATION: Effective October 1, 1995, the Fund discontinued the accounting practice of equalization. Equalization is a practice whereby a portion of the proceeds from sales and costs of repurchases of capital shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. The balance of $1,954,545 of undistributed net investment income at September 30, 1995, resulting from equalization, was transferred to paid-in capital in excess of par. Such reclassification has no effect on net assets, results of operations, or net asset value per share.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain on investments by $579,529 for net operating losses during the fiscal year ended September 30, 1996. Net investment income, net realized gains and net assets were not affected by this change.
--------------------------------------------------------------------------------
                                                                            B-37

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Mutual Fund Management LLC ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .70 of 1% of the Fund's average daily net assets.

The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. ("PMFD"), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Effective January 2, 1996 Prudential Securities Incorporated ("PSI") became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD. PSI is also the distributor of the Class B, Class C and Class Z shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the period September 1, 1995 through January 1, 1996 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Class A Plan were .25 of 1% of the average daily net assets of Class A shares and 1% of the average daily net assets under the Class B and C Plans of both the Class B and Class C shares, respectively, for the year ended September 30, 1996.

PMFD and PSI have advised the Fund that they have received approximately $287,200 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 1996. From these fees, PMFD and PSI paid such sales charges to Pruco Securities Corporation, an affiliated broker-dealer, which in turn paid commissions to sales persons and incurred other distribution costs.

PSI has advised the Fund that for the year ended September 30, 1996, it received approximately $775,100 and $1,300, respectively, in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders.

PMFD is a wholly-owned sudsidiary of PMF; PSI, PMF and PIC are indirect wholly-owned subsidiaries of The Prudential Insurance Company of America.
--------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services, Inc. ("PMFS"), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent. During the year ended September 30, 1996, the Fund incurred fees of approximately $978,000 for the services of PMFS. As of September 30, 1996, approximately $87,000 of such fees were due to PMFS. Transfer agent fees and expenses in Statement of Operations include certain out-of-pocket expenses paid to non-affliates.
--------------------------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 1996 were $290,760,085 and $312,681,087, respectively.

The federal income tax basis of the Fund's investments at September 30, 1996 was $590,614,165 and, accordingly, net unrealized appreciation for federal income tax purposes was $104,563,885 (gross unrealized appreciation--$116,642,822 gross unrealized depreciation--$12,078,937).
--------------------------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of Sepember 30, 1996, the Fund had a 9.29% undivided interest in the joint account. The undivided interest for the Fund represents $92,840,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear, Stearns & Co., Inc., 5.72%, in the principal amount of $333,000,000, repurchase price $333,052,910, due 10/1/96. The value of the collateral including accrued interest was $339,757,925.
--------------------------------------------------------------------------------
B-38

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

J.P. Morgan Securities, Inc., 5.70%, in the principal amount of $109,000,000, repurchase price $109,017,258, due 10/1/96. The value of the collateral including accrued interest was $111,181,257.

Goldman Sachs & Co.,Inc. 5.70%, in the principal amount of $333,000,000, repurchase price $333,052,725, due 10/1/96. The value of the collateral including accrued interest was $339,860,615.

Smith Barney, Inc., 5.75%, in the principal amount of $224,000,000, repurchase price $224,035,778, due 10/1/96. The value of the collateral including accrued interest was $228,481,010.
--------------------------------------------------------------------------------
NOTE 6. CAPITAL

The Fund currently offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective March 1, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Transactions in shares of common stock for the years ended September 30, 1996 and 1995 were as follows:

Class A                                                   SHARES         AMOUNT
-------                                             ------------   ------------
Year ended September 30, 1996:
Shares sold. . . . . . . . . . . . . . . . . . . .    30,393,176   $429,242,812
Shares issued in reinvestment of
  distributions. . . . . . . . . . . . . . . . . .       835,885     10,983,529
Shares reacquired. . . . . . . . . . . . . . . . .   (29,632,995)  (419,271,484)
                                                    ------------   ------------
Net increase in shares outstanding
  before conversion. . . . . . . . . . . . . . . .     1,596,066     20,954,857
Shares issued upon conversion from
  Class B. . . . . . . . . . . . . . . . . . . . .     1,312,309     18,909,540
Shares reacquired upon conversion
  into Class Z . . . . . . . . . . . . . . . . . .    (4,480,718)   (61,296,301)
                                                    ------------   ------------
Net decrease in shares
  outstanding. . . . . . . . . . . . . . . . . . .    (1,572,343)  $(21,431,904)
                                                    ------------   ------------
                                                    ------------   ------------

Class A                                                   SHARES         AMOUNT
-------                                             ------------   ------------
Year ended September 30, 1995:
Shares sold. . . . . . . . . . . . . . . . . . . .    16,264,230   $199,059,220
Shares issued in reinvestment of
  distributions. . . . . . . . . . . . . . . . . .       614,029      6,502,568
Shares reacquired. . . . . . . . . . . . . . . . .   (16,750,855)  (207,402,318)
                                                    ------------   ------------
Net increase in shares outstanding
  before conversion. . . . . . . . . . . . . . . .       127,404     (1,840,530)
Shares issued upon conversion from
  Class B. . . . . . . . . . . . . . . . . . . . .     8,645,131     97,904,973
                                                    ------------   ------------
Net increase in shares
  outstanding. . . . . . . . . . . . . . . . . . .     8,772,535   $ 96,064,443
                                                    ------------   ------------
                                                    ------------   ------------

Class B
-------
Year ended September 30, 1996:
Shares sold. . . . . . . . . . . . . . . . . . . .    10,646,908   $141,359,376
Shares issued in reinvestment of
  distributions. . . . . . . . . . . . . . . . . .     1,340,218     16,779,529
Shares reacquired. . . . . . . . . . . . . . . . .   (11,138,852)  (146,886,969)
                                                    ------------   ------------
Net increase in shares outstanding
  before conversion. . . . . . . . . . . . . . . .       848,274     11,251,936
Shares reacquired upon conversion
  into Class A . . . . . . . . . . . . . . . . . .    (1,382,405)   (18,909,540)
                                                    ------------   ------------
Net decrease in shares
  outstanding. . . . . . . . . . . . . . . . . . .      (534,131)  $ (7,657,604)
                                                    ------------   ------------
                                                    ------------   ------------
Year ended September 30, 1995:
Shares sold. . . . . . . . . . . . . . . . . . . .    14,302,262   $168,922,003
Shares issued in reinvestment of
  distributions. . . . . . . . . . . . . . . . . .     2,601,937     26,773,935
Shares reacquired. . . . . . . . . . . . . . . . .   (16,720,969)  (196,352,189)
                                                    ------------   ------------
Net increase in shares outstanding
  before conversion. . . . . . . . . . . . . . . .       183,230       (656,251)
Shares reacquired upon conversion
  into Class A . . . . . . . . . . . . . . . . . .    (8,999,868)   (97,904,973)
                                                    ------------   ------------
Net decrease in shares
  outstanding. . . . . . . . . . . . . . . . . . .    (8,816,638)  $(98,561,224)
                                                    ------------   ------------
                                                    ------------   ------------

--------------------------------------------------------------------------------
                                                                            B-39

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------
Class C                                                   SHARES         AMOUNT
-------                                             ------------   ------------
Year ended September 30, 1996:
Shares sold. . . . . . . . . . . . . . . . . . . .       403,369   $  5,378,137
Shares issued in reinvestment of
  distributions. . . . . . . . . . . . . . . . . .         7,340         91,897
Shares reacquired. . . . . . . . . . . . . . . . .      (226,306)    (3,018,680)
                                                    ------------   ------------
Net increase in shares
  outstanding. . . . . . . . . . . . . . . . . . .       184,403   $  2,451,354
                                                    ------------   ------------
                                                    ------------   ------------
Year ended September 30, 1995:
Shares sold. . . . . . . . . . . . . . . . . . . .       129,738   $  1,540,377
Shares issued in reinvestment of
  distributions. . . . . . . . . . . . . . . . . .         2,254         23,189
Shares reacquired. . . . . . . . . . . . . . . . .       (40,456)      (475,424)
                                                    ------------   ------------
Net increase in shares
  outstanding. . . . . . . . . . . . . . . . . . .        91,536   $  1,088,142
                                                    ------------   ------------
                                                    ------------   ------------

Class Z
-------
March 1, 1996(a) through
  September 30, 1996:
Shares sold. . . . . . . . . . . . . . . . . . . .     1,257,435   $ 18,189,646
Shares reacquired. . . . . . . . . . . . . . . . .    (1,265,300)   (18,265,504)
                                                    ------------   ------------
Net decrease in shares outstanding
  before conversion. . . . . . . . . . . . . . . .        (7,865)       (75,858)
Shares issued upon conversion from
  Class A. . . . . . . . . . . . . . . . . . . . .     4,480,718     61,296,301
                                                    ------------   ------------
Net increase in shares
  outstanding. . . . . . . . . . . . . . . . . . .     4,472,853   $ 61,220,443
                                                    ------------   ------------
                                                    ------------   ------------
--------------------
(a) Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------
B-40

FINANCIAL HIGHLIGHTS                       PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

                                                                          CLASS A
                                              ----------------------------------------------------------
                                                                  YEAR ENDED SEPTEMBER 30,
                                              ----------------------------------------------------------
                                                 1996         1995         1994        1993        1992
                                              --------     --------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE(A):
Net asset value, beginning of year........    $  14.18     $  12.40     $  13.06     $ 11.25     $ 10.16
                                              --------     --------     --------     -------     -------
Income from investment operations
Net investment income.....................         .04          .05        --            .03         .02
Net realized and unrealized gain on
   investment transactions................        1.75         2.57          .13        3.14        1.47
                                              --------     --------     --------     -------     -------
   Total from investment operations.......        1.79         2.62          .13        3.17        1.49
                                              --------     --------     --------     -------     -------
Less distributions
Distributions from net realized capital
   gains..................................        (.67)        (.84)        (.79)      (1.36)       (.40)
                                              --------     --------     --------     -------     -------
Net asset value, end of year..............    $  15.30     $  14.18     $  12.40     $ 13.06     $ 11.25
                                              --------     --------     --------     -------     -------
                                              --------     --------     --------     -------     -------
TOTAL RETURN(b):..........................       13.38%       23.29%        1.13%      30.42%      15.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............    $237,306     $242,231     $103,078     $94,842     $44,845
Average net assets (000)..................    $223,091     $174,449     $ 97,877     $69,801     $36,011
Ratios to average net assets:
   Expenses, including distribution
      fees................................        1.24%        1.33%        1.33%       1.17%       1.33%
   Expenses, excluding distribution
      fees................................         .99%        1.08%        1.09%        .97%       1.13%
   Net investment income..................         .33%         .30%         .00%        .26%        .19%
For Class A, B, C and Z shares:
   Portfolio turnover.....................          53%          64%          82%         68%         99%
   Average commission rate paid per
      share...............................    $  .0515          N/A          N/A         N/A         N/A

--------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-41

FINANCIAL HIGHLIGHTS                       PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

                                                                        CLASS B
                                              ------------------------------------------------------------
                                                                YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------
                                                1996         1995         1994         1993         1992
                                              --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year........    $  13.56     $  11.99     $  12.74     $  11.08     $  10.11
                                              --------     --------     --------     --------     --------
Income from investment operations
Net investment loss.......................        (.06)        (.06)        (.09)        (.06)        (.07)
Net realized and unrealized gain on
   investment transactions................        1.66         2.47          .13         3.08         1.44
                                              --------     --------     --------     --------     --------
   Total from investment operations.......        1.60         2.41          .04         3.02         1.37
                                              --------     --------     --------     --------     --------
Less distributions
Distributions from net realized capital
   gains..................................        (.67)        (.84)        (.79)       (1.36)        (.40)
                                              --------     --------     --------     --------     --------
Net asset value, end of year..............    $  14.49     $  13.56     $  11.99     $  12.74     $  11.08
                                              --------     --------     --------     --------     --------
                                              --------     --------     --------     --------     --------
TOTAL RETURN(b):..........................       12.56%       22.37%         .34%       29.40%       14.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............    $378,861     $361,873     $425,502     $376,068     $172,018
Average net assets (000)..................    $355,636     $349,929     $399,920     $278,659     $154,601
Ratios to average net assets:
   Expenses, including distribution
      fees................................        1.99%        2.08%        2.09%        1.97%        2.13%
   Expenses, excluding distribution
      fees................................         .99%        1.08%        1.09%         .97%        1.13%
   Net investment loss....................        (.42)%       (.51)%       (.76)%       (.54)%       (.61)%

--------------------
(a) Calculated based upon weighted average shares outstanding during the year.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
B-42                                          See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS                       PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

                                                                       CLASS C                                   CLASS Z
                                              ---------------------------------------------------------     -----------------
                                                                                            AUGUST 1,           MARCH 1,
                                                      YEAR                  YEAR             1994(d)             1996(e)
                                                      ENDED                 ENDED            THROUGH             THROUGH
                                                  SEPTEMBER 30,         SEPTEMBER 30,     SEPTEMBER 30,       SEPTEMBER 30,
                                                      1996                  1995              1994                1996
                                              ---------------------     -------------     -------------     -----------------
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of period......           $ 13.56               $ 11.99           $ 11.61             $ 13.69
                                                       -----                 -----             -----              ------
Income from investment operations
Net investment income (loss)..............              (.06)                 (.06)             (.01)                .05
Net realized and unrealized gain on
   investment transactions................              1.66                  2.47               .39                1.58
                                                       -----                 -----             -----              ------
   Total from investment operations.......              1.60                  2.41               .38                1.63
                                                       -----                 -----             -----              ------
Less distributions
Distributions from net realized capital
   gains..................................              (.67)                 (.84)            --                  --
                                                       -----                 -----             -----              ------
Net asset value, end of period............           $ 14.49               $ 13.56           $ 11.99             $ 15.32
                                                       -----                 -----             -----              ------
                                                       -----                 -----             -----              ------
TOTAL RETURN(b):..........................             12.56%                22.37%             3.19%              11.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........           $ 4,323               $ 1,545           $   269             $68,516
Average net assets (000)..................           $ 2,786               $   784           $   179             $66,228
Ratios to average net assets:
   Expenses, including distribution
      fees................................              1.99%                 2.08%             2.22% (c)            .99%(c)
   Expenses, excluding distribution
      fees................................               .99%                 1.08%             1.22% (c)            .99%(c)
   Net investment income (loss)...........              (.42)%                (.46)%            (.31)%(c)            .58%(c)

--------------------
(a) Calculated based upon weighted average shares outstanding during the period.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                          B-43

REPORT OF INDEPENDENT ACCOUNTANTS          PRUDENTIAL SMALL COMPANIES FUND, INC.
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Prudential Small Companies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Small Companies Fund, Inc., formerly Prudential Growth Opportunity Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PRICE WATERHOUSE LLP
New York, New York
November 25, 1996

                   APPENDIX A--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks and (general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, I.E., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

                    APPENDIX B--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

This chart shows the long-term performance of various asset classes and the rate of inflation.
               Value of $1.00 invested on 1/1/26 through 12/31/96

Small Stocks $4,495.99
Common Stocks $1,370.95
Long-Term Bonds $33.73
Treasury Bills $13.54
Inflation $8.87

                                 [CHART]

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and reinvesting any gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1987 through 1995. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                                           '87     '88     '89      '90      '91     '92     '93      '94      '95
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
 TREASURY
 BONDS(1)                                   2.0%    7.0%    14.4%     8.5%   15.3%    7.2%   10.7%     (3.4)% 18.4%
---------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
 MORTGAGE
 SECURITIES(2)                              4.3%    8.7%    15.4%    10.7%   15.7%    7.0%    6.8%     (1.6)% 16.8%
---------------------------------------------------------------------------------------------------------------
U.S. INVESTMENT GRADE
 CORPORATE
 BONDS(3)                                   2.6%    9.2%    14.1%     7.1%   18.5%    8.7%   12.2%     (3.9)% 22.3%
---------------------------------------------------------------------------------------------------------------
U.S.
 HIGH YIELD
 CORPORATE
 BONDS(4)                                   5.0%   12.5%     0.8%    (9.6)%  46.2%   15.8%   17.1%     (1.0)% 19.2%
---------------------------------------------------------------------------------------------------------------
WORLD
 GOVERNMENT
 BONDS(5)                                  35.2%    2.3%    (3.4)%   15.3%   16.2%    4.8%   15.1%      6.0%  19.6%
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN HIGHEST
 AND LOWEST RETURN PERCENT                 33.2    10.2     18.8     24.9    30.9    11.0    10.3       9.9    5.5

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.
(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5)SALOMON BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

This chart illustrates the performance of major world stock markets for the period from 1986 through 1995. It does not represent the performance of any Prudential Mutual Fund.

 AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS (1986-1995) (IN U.S.
                                    DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Hong Kong        23.8%
Belgium          20.7%
Sweden           19.4%
Netherland       19.3%
Spain            17.9%
Switzerland      17.1%
France           15.3%
U.K.             15.0%
U.S.             14.8%
Japan            12.8%
Austria          10.9%
Germany          10.7%

Source: Morgan Stanley Capital International (MSCI) and
Lipper Analytical New Applications. Used with permission.
Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical
$10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

                                    [CHART]
Capital Appreciation and Reinvesting Dividends $186,208
Capital Appreciation Only $66,913

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.
This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard
& Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: $9.2 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada             2.2%
U.S.              40.8%
Pacific
Basin             28.7%
Europe            28.3%

Source: Morgan Stanley Capital International, December 1995.
Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley
Capital International (MSCI) World Index. The total market capitalization is based on the value of 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

            This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

                                    [CHART]
                                    YEAR-END
      SOURCE: STOCKS, BONDS, BILLS, AND INFLATION 1996 YEARBOOK, IBBOTSON ASSOCIATES, CHICAGO (ANNUALLY UPDATES WORK BY ROGER G. IBBOTSON AND REX A. SINQUEFIELD). USED WITH PERMISSION. ALL RIGHTS RESERVED. THIS CHART ILLUSTRATES THE HISTORICAL YIELD OF THE LONG-TERM U.S. TREASURY BOND FROM 1926-1995. YIELDS REPRESENT THAT OF AN ANNUALLY RENEWED ONE-BOND PORTFOLIO WITH A REMAINING MATURITY OF APPROXIMATELY 20 YEARS. THIS CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE CONSTRUED TO REPRESENT THE YIELDS OF ANY PRUDENTIAL MUTUAL FUND.

            The following chart, although not
            relevant to share ownership in the Fund, may provide useful information about the effects of a hypothetical investment diversified over different asset portfolios. The chart shows the range of annual total returns for major stock and bond indices for the period from December 31, 1975 through December 31, 1995. The horizontal "Best Returns Zone" band shows that a hypothetical blend portfolio constructed of one-third U.S. stocks (S&P 500), one-third foreign stocks (EAFE Index), and one-third U.S. bonds (Lehman Index) would have eliminated the "highest highs" and "lowest lows" of any single asset class.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THE RANGE OF ANNUAL TOTAL RETURNS FOR MAJOR STOCK
                      & BOND
Indices Over the Past 20 Years
(12/31/75-12/31/95)*
S&P 500                                                 37.6%      -7.2%
EAFE                                                    69.9%     -23.2%
Lehman Aggregate                                        32.6%      -2.9%
Best Returns Zone
With a Diversified Blend
1/3 S&P 500 Index
1/3 EAFE Index
1/3 Lehman Aggregate Index

            * SOURCE: PRUDENTIAL INVESTMENT CORPORATION BASED ON DATA FROM LIPPER ANALYTICAL NEW APPLICATIONS (LANA). PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE S&P 500 INDEX IS A WEIGHTED, UNMANAGED INDEX COMPRISED OF 500 STOCKS WHICH PROVIDES A BROAD INDICATION OF STOCK PRICE MOVEMENTS. THE MORGAN STANLEY EAFE INDEX IS AN UNMANAGED INDEX COMPRISED OF 20 OVERSEAS STOCK MARKETS IN EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST. THE LEHMAN AGGREGATE INDEX INCLUDES ALL PUBLICLY-ISSUED INVESTMENT GRADE DEBT WITH MATURITIES OVER ONE YEAR, INCLUDING U.S. GOVERNMENT AND AGENCY ISSUES, 15 AND 30-YEAR FIXED-RATE GOVERNMENT AGENCY MORTGAGE SECURITIES, DOLLAR DENOMINATED SEC REGISTERED CORPORATE AND GOVERNMENT SECURITIES, AS WELL AS ASSET-BACKED SECURITIES. INVESTORS CANNOT INVEST DIRECTLY IN STOCK OR BOND MARKET INDICES.

               APPENDIX C--INFORMATION RELATING TO THE PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "Management of the Fund--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,500 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide--one of every five people in the United States. Long one of the largest issuers of individual life insurance, Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, INSTITUTIONAL INVESTOR ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31, 1995. As of December 31, 1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part) manages over $190 billion in assets of institutions and individuals.

    REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

    HEALTHCARE.   Over  two   decades  ago,  Prudential   introduced  the  first
federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

    FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    Prudential Mutual Fund Management is the fifteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

--------------
(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management
    Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund, Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management, Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.
(2) As of December 31, 1994

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28, 1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP and PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential mutual fund.

    Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PIC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

    Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

    Prudential Mutual Fund global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

    TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

--------------
(3) As of December 31, 1995. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PIC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non-US accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5) Based on 559 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage Funds.
(6) As of December 31, 1994

    Based on complex-wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of REGISTERED REP., an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A-(compared to an industry average of B+).

    In  1995,  Prudential  Securities'  equity  research  team  ranked  8th   in
INSTITUTIONAL INVESTOR magazine's 1995 "All America Research Team" survey. Five Prudential Securities analysts were ranked as first-team finishers.(8)

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial Architects-SM-, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

--------------
(7) As of December 31, 1994.
(8) On an annual basis, INSTITUTIONAL INVESTOR magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts in 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighting them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.